UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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TRANS-LUX CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANS-LUX CORPORATION
254 West 31st Street, 12th Floor
New York, NY  10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the 2021/2022/2023 annual meeting of stockholders (the “2021/2022/2023 Annual Meeting”) of Trans-Lux Corporation, a Delaware corporation (the “Company”), to be held on Thursday, May 25, 2023, beginning at 9:30 a.m. local time, at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, NY  10019, and at any adjournment or postponement thereof.  Proxy materials, which include a Notice of the Meeting, proxy statement and proxy card, are enclosed with this letter.  The enclosed proxy statement is first being mailed to the Company’s stockholders on or about May 3, 2023.  We also have enclosed our 2022 Annual Report on Form 10-K.

At the 2021/2022/2023 Annual Meeting, you will be asked to consider and vote on:

1(a).  an advisory resolution on executive compensation;

1(b).  an advisory resolution on the frequency of future advisory votes on executive compensation;

2.      the election of the nominees named in the accompanying proxy statement to serve as directors until our 2024, 2025 or 2026 annual meetings of stockholders, or until the election and qualification of their successors, or their earlier death, resignation or removal;

3.      the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.      the transaction of any other business that may properly come before the 2021/2022/2023 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 25, 2023 are entitled to vote at the 2021/2022/2023 Annual Meeting.  A list of stockholders entitled to vote at the 2021/2022/2023 Annual Meeting will be available for inspection at our executive offices.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to notice of, and to vote at, the meeting, is required for a quorum to transact business.

Your vote is important to us and to our business.  Whether or not you plan to attend the 2021/2022/2023 Annual Meeting, we hope that you will vote as soon as possible.  You may vote in person by ballot at the 2021/2022/2023 Annual Meeting, over the internet, by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form.  If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

We appreciate your continued support of the Company and look forward to either greeting you personally at the meeting or receiving your proxy.

Sincerely,

Todd Dupee

Assistant Corporate Secretary and Chief Accounting Officer

Trans-Lux Corporation

New York, NY
May 3, 2023

IMPORTANT

Whether or not you attend the meeting in person, please vote by telephone or internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or internet voting procedures described on the proxy card.  The proxy statement and annual report are also available for your review at http://proxystatements.trans-lux.com/.

TRANS-LUX CORPORATION
254 West 31st Street, 12th Floor
New York, NY  10001

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2023

GENERAL INFORMATION

The Board of Directors (the “Board”) of Trans-Lux Corporation, a Delaware corporation (“we,” “our,” “Trans-Lux” or the “Company”), is furnishing this proxy statement for use at the 2021/2022/2023 Annual Meeting of stockholders (the “2021/2022/2023 Annual Meeting”) to be held on Thursday, May 25, 2023, and any adjournment or postponement thereof.  The 2021/2022/2023 Annual Meeting will be held at 9:30 a.m. local time at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, NY  10019.  This proxy statement and accompanying proxy card and our 2022 Annual Report on Form 10-K (the “2022 Annual Report”) will be made available to our stockholders on or about May 3, 2023.

VOTING PROCEDURES

Who Can Vote.  Record holders of our common stock, par value $0.001 per share (the “Common Stock”) at the close of business on April 25, 2023 (the “Record Date”) are entitled to vote.  At the close of business on the Record Date, 13,496,276 shares of Common Stock were issued and outstanding.  Each share of Common Stock owned on the Record Date is entitled to one (1) vote.

Quorum.  A quorum will be present at the 2021/2022/2023 Annual Meeting if the holders of a majority of the eligible shares of Common Stock entitled to vote as of the Record Date are present in person or by proxy.  Shares of Common Stock that are represented by a proxy marked “withhold” or “abstain” will be considered present at the 2021/2022/2023 Annual Meeting for purposes of determining a quorum.

How to Vote.  If your shares are held in a brokerage account, by a trustee or by another nominee (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the internet or by telephone.

If you are a stockholder of record, you may vote in person at the 2021/2022/2023 Annual Meeting or by proxy without attending the 2021/2022/2023 Annual Meeting.  You may vote by proxy in one of three convenient ways:

•      By mail: sign, date and return the proxy card in the enclosed prepaid envelope;

•      By internet: visit the website shown on your proxy card and follow the instructions; or

•      By telephone: call the toll-free telephone number shown on your proxy card and follow the instructions.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares in accordance with the recommendations of the Board as follows: “FOR” the advisory resolution on executive compensation; for conducting future advisory votes on executive compensation every “THREE” years; “FOR” the nominees for election as directors; and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.  We are not aware of any other business to be acted upon at the 2021/2022/2023 Annual Meeting other than as set forth herein.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2021/2022/2023 Annual Meeting.

If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares.  As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the 2021/2022/2023 Annual Meeting.  However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2021/2022/2023 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2021/2022/2023 Annual Meeting.

Vote Required to Adopt Proposals.

•      Proposal 1(a): Advisory Resolution on Executive Compensation.  Proposal 1(a) requires the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock.

•      Proposal 1(b): Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  The alternative selected under Proposal 1(b) will be based on the alternative which receives the most votes.

•      Proposal 2: Election of Directors.  Directors are elected by a plurality of the votes cast at the 2021/2022/2023 Annual Meeting, either in person or by proxy.  The nominees receiving the greatest number of votes at the 2021/2022/2023 Annual Meeting will be elected to our Board, even if they receive less than a majority of such shares.  Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the election of directors.

•      Proposal 3: Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the 2021/2022/2023 Annual Meeting, either in person or by proxy, will be required to ratify the selection of our independent registered public accounting firm at the 2021/2022/2023 Annual Meeting.  Broker non-votes, if any, will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.  Abstentions will have the effect of a vote “AGAINST” this proposal.

How Your Shares Will Be Voted if You Do Not Provide Voting Instructions.If your broker holds your shares in street name, your broker, as the registered holder, must vote your shares in accordance with your instructions.  If you do not provide voting instructions, your broker has the discretion to vote those shares with respect to routine proposals but not with respect to non-routine proposals.  Shares for which brokers do not receive instructions, sometimes called “broker non-votes,” will be counted as present for determining a quorum at the meeting.  The proposal to ratify the selection of our independent public accounting firm is considered a routine proposal and accordingly, we do not anticipate broker non-votes in this matter.  Broker non-votes will not be included in determining the number of votes cast for this proposal.  The proposal for the election of directors will not include broker non-votes in determining the number of votes cast for this proposal.

What to Do if You Wish to Change Your Voting Instructions.  If you wish to change or revoke your voting instructions after you have submitted your proxy, you may do so at any time before the proxies are voted at the 2021/2022/2023 Annual Meeting by:

•      notifying the Assistant Corporate Secretary of the Company in writing at the address on the first page of this proxy statement that you wish to revoke your proxy;

•      delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares; or

•      voting in person at the 2021/2022/2023 Annual Meeting if you are the stockholder of record.

Please note that your attendance at the 2021/2022/2023 Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in “street name,” please contact your bank, broker or other nominee for instructions on how to change your voting instructions.

Householding of Proxy Materials.  In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.”  Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.  Stockholders who participate in householding will continue to receive separate proxy cards.  If you share an address with another stockholder, received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Assistant Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com, and we will promptly deliver a separate copy.  Stockholders sharing an address can request delivery of a single copy of annual reports on Form 10-K and proxy statements if they are receiving multiple copies of these materials by contacting our Assistant Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com.

We Will Bear Solicitation Expenses.  We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.

How to Request a Copy of the Proxy Materials.  For the 2021/2022/2023 Annual Meeting or any future annual meeting of stockholders, if you would like to request a copy of the proxy materials, including the proxy statement and form of proxy and the 2022 Annual Report, please contact our Assistant Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com, and we will promptly deliver a copy to you.  You may also request a paper copy of the proxy materials at www.trans-lux.com.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 25, 2023

The proxy statement and 2022 Annual Report are available at http://proxystatements.trans-lux.com/

PROPOSAL 1(a)

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Background

The Board of Directors recognizes the significant interest of shareholders in executive compensation matters.  Pursuant to amendments to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which were added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”)), we are providing our shareholders with an opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed in the Summary Compensation Table and other tables and the related narrative discussion, as well as in the Compensation Discussion and Analysis section of this Proxy Statement, in accordance with SEC rules.  In connection therewith, the Company is requesting shareholders to approve the following non-binding advisory resolution at the 2021/2022/2023 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, as well as the Compensation Discussion and Analysis, set forth in this Proxy Statement, is hereby APPROVED, on an advisory basis, by the shareholders of the Company.

Summary and Recommendation

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices of the Company with respect to executive compensation are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the shareholders and motivating the executives to remain with the Company for long and productive careers.  Our executive compensation program is designed to enable us to attract, motivate and retain executive talent, who are critical to our success.  Our compensation philosophy and framework have resulted in compensation for our named executive officers that is commensurate with the Company’s financial results.  Our executive compensation program is designed to attract, motivate and retain executives and professionals of the highest level of quality and effectiveness.  These programs focus on rewarding the types of performance that increase shareholder value, link executive compensation to the Company’s long-term strategic objectives and align executive officers’ interests with those of our shareholders.  The Company believes that its executive compensation program satisfies these goals.  Named executive officer compensation currently reflects amounts of cash consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.

We urge shareholders to review the 2022 Summary Compensation table and related compensation tables and narrative discussion set forth in this Proxy Statement, which provide detailed information on the Company’s compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Company, its Board of Directors or its Compensation Committee.  Although non-binding, the Company, its Board of Directors and its Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

PROPOSAL 1(b)

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background

In Proposal No. 1(a) above, the Company is requesting shareholders to vote on an advisory resolution on executive compensation.  Pursuant to amendments to Section 14A of the Securities Exchange Act of 1934 added by the Dodd-Frank Act, in this Proposal No. 1(b) the Company is asking shareholders to vote, on a non-binding advisory basis, on whether future advisory votes on executive compensation should occur every year, every two years or every three years.  Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain.  Shareholders are not voting to approve or disapprove the Board’s recommendation.  This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company, its Board of Directors or its Compensation Committee.  Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

Recommendation

The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation.  For the reasons described below, the Board of Directors is recommending that shareholders vote for holding the advisory vote on executive compensation of our named executive officers EVERY THREE YEARS pursuant to the following resolution:

RESOLVED, that an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed in the compensation tables and narrative discussion, as well as the Compensation Discussion and Analysis, set forth in this Proxy Statement, be submitted to the Company’s shareholders every: (i) three years, (ii) two years or (iii) one year; with such frequency that receives the highest number of votes cast being the preferred advisory vote of shareholders.

The following describes the reasons for the Board’s recommendations:

●        A triennial approach provides regular input by shareholders, while allowing shareholders to better judge our compensation program in relation to our long-term performance.  This benefits our institutional and other shareholders, who have historically held our stock over the long-term.

●        Our executive compensation program is designed to operate over the long-term and to support long-term value creation.  Equity awards provide significant leverage if our long-term growth objectives are achieved, while placing a significant portion of our executives’ compensation at risk if our long-term objectives are not achieved.

●        A triennial vote will provide our Board of Directors and its Compensation Committee sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our shareholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote.  A triennial vote will also allow for these changes to our executive compensation program to be in place long enough for shareholders to see and evaluate the effectiveness of these changes.

●        The composition and level of compensation paid to executives in the market evolves over multiple years.  A triennial approach will allow us to review evolving practices in the market to ensure our compensation program reflects best practices.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

(1) APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE

COMPENSATION AS DESCRIBED IN THIS PROPOSAL 1(A) AND

(2) CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS AS DESCRIBED IN THIS PROPOSAL 1(B).

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” (A) THE APPROVAL OF THE ADVISORY RESOLUTION

ON EXECUTIVE COMPENSATION AND (B) CONDUCTING FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS,

UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

PROPOSAL 2

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Board is divided into three separate classes of directors.  At each annual meeting of stockholders, one class of directors is elected to a term of three years.  Marco Elser and Salvatore Zizza have been nominated by the Board for election as directors at the 2021/2022/2023 Annual Meeting for one-year terms until our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) or until the election and qualification of their successors, or their earlier death, resignation or removal.  Nicholas J. Fazio and Yantao Yu have been nominated by the Board for election as directors at the 2021/2022/2023 Annual Meeting for two-year terms until our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) or until the election and qualification of their successors, or their earlier death, resignation or removal.  Jie Feng has been nominated by the Board for election as a director at the 2021/2022/2023 Annual Meeting for a three-year term until our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) or until the election and qualification of his successor, or his earlier death, resignation or removal.  All directors serving on the Board at such time attended the 2020 annual meeting of stockholders.

The nominees have agreed to serve if elected.  If the nominees become unavailable for election or cannot serve, an event that we do not expect, the Board may substitute other nominees or reduce the number of nominees.  The enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board.

The director nominees receiving a plurality of the votes cast at the 2021/2022/2023 Annual Meeting will be elected as directors.  You may withhold your vote from the nominees.  Broker non-votes will have no effect on the result of this vote.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE NOMINEES.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about the nominee and each current director.  The information presented includes information the nominee and each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years.  In addition to the information presented below regarding each director and director nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment.

Directors Standing for Election of a One-Year Term

Name	Age	Since	Expiration of Term
Marco Elser	64	2023	2024
Salvatore J. Zizza	77	2009	2024

Directors Standing for Election of a Two-Year Term

Name	Age	Since	Expiration of Term
Nicholas J. Fazio	43	2018	2025
Yantao Yu	47	2019	2025

Director Standing for Election of a Three-Year Term

Name	Age	Since	Expiration of Term
Jie Feng	33	2023	2026

Directors Standing for Election of a One-Year Term

Marco Elser was appointed as a director of the Company on April 21, 2023.  Mr. Elser previously served on the Company’s Board of Directors from 2012 until 2019.  Since 2015, Mr. Elser has served as a partner with Lonsin Capital, a London-based investment banking firm.  Mr. Elser previously served on the Board of Directors of Protalex, a Florham Park, NY-based biotechnology company; had been one of the independent directors of North Hills Signal Processing Corporation, a Long Island, NY based technology company, until May 2017; a partner with AdviCorp Plc, a London-based investment banking firm; served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions, from 1994 to 2001; served as a first Vice President of Merrill Lynch Capital Markets in Rome and London until 1994; was formerly Chairman of the Board of Pine Brook Capital, a Shelton, CT based engineering company; and was the President of the Harvard Club of Italy until 2014, an association he founded in 2002 with other Alumni in Italy where he has been living since 1984.  He received his BA in Economics from Harvard College in 1981.  Mr. Elser’s extensive knowledge of international finance and commerce allows him to make valuable contributions to the Board.

Salvatore J. Zizza has served as an independent director since December 2009 and was elected Chairman of the Board (a non-executive position) of the Company on September 28, 2018.  He had served as Vice Chairman of the Board (a non-executive position) of the Company since September 29, 2010.  He currently serves as the Chairman of Zizza & Associates, LLC. and previously served as Chairman of Bethlehem Advanced Materials until 2018.  Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds.  He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds, LLC.  He had been Director of General Employment Enterprises Inc. from 2010 until 2012 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003.  Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999.  Mr. Zizza has previously served as Chief Executive Officer and Chairman of the Board of General Employment Enterprises Inc. from December 23, 2009 until December 26, 2012.  Mr. Zizza had served as President and Chief Operating Officer of Bion Environmental Technologies Inc. from January 13, 2003 until December 31, 2005.  He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009.  Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.  Mr. Zizza’s extensive experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the United States Securities and Exchange Commission.

Directors Standing for Election of a Two-Year Term

Nicholas J. Fazio has served as a director of the Company since November 19, 2018, and has been Chief Executive Officer of the Company since April 14, 2020.  Mr. Fazio has been Director and Chief Executive Officer of Unilumin USA since 2017.  Previously, he was Senior Product Manager for Christie Digital Systems USA from 2014 to 2017 and Vice President of Engineering of McCann Systems from 1997 to 2014.  Mr. Fazio’s strong business knowledge and extensive history and resources in the LED display arena allow him to provide valuable contributions to the Board.

Yantao Yu has served as a director of the Company since July 30, 2019.  Mr. Yu was appointed Chief Operating Officer of the Company on August 1, 2021.  Mr. Yu has been the Chief Financial Officer of Unilumin USA since September 2018.  With over 25 years of financial experience, his background includes positions as Senior Accountant and/or Controller of The Quaker Oats Company; Bostik China (a subsidiary of Total S.A [TOT]); Eton Electric; and Airwell Air-conditioning Technology (China) Co., Ltd. and Airwell Fedders North America Inc (subsidiaries of Elco Holdings, Ltd. [TASE: ELCO]).  From 1994 through 2012, he served as Chief Financial Officer of Lover Group and served as its Secretary of the Board from 2013 through August 2018.  Mr. Yu holds an Executive Master of Business Administration (EMBA) degree from the University of Minnesota and his professional certifications include CPA, CGA, CMA and FCCA.  Mr. Yu’s extensive financial experience allows him to provide valuable contributions to the Board.

Nominee Standing for Election of a Three-Year Term

Jie Feng was appointed as a director of the Company on April 21, 2023.  Mr. Feng is currently the Sales General Manager of Culture and Sports for Unilumin, which position he has held since 2022.  Previously, he held positions at Unilumin of Regional Sales Manager from 2016 to 2021 and Sales Engineer from 2014 to 2016.  From 2011 to 2014, Mr. Feng was the Overseas Manager in charge of sales in the Brazil market for HuiZhou NVC Lighting Ltd.  Mr. Feng’s strong international sales knowledge and extensive history in the global LED display market will allow him to provide valuable contributions to the Board.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

Board Composition and Election of Directors

We operate under the direction of our Board.  Our Board is responsible for the management of our business and affairs.  Our Certificate of Incorporation provides that the number of directors may be determined pursuant to our Amended and Restated Bylaws, which provide that such number may be determined from time to time by our Board.  Our directors are divided into three separate classes of directors.  At each annual meeting of stockholders, one class of directors is elected to a term of three years or until the election and qualification of their successors, or their earlier death, resignation or removal.  There are no family relationships among any of our directors or executive officers.

Independent Directors

While the Company’s Common Stock is traded on the OTCQB, the Company follows the NYSE MKT Company Guide regarding the determination of independence of the Company’s directors.  A director is considered independent if the Board determines that the director does not have any direct or indirect material relationship with the Company.  As Unilumin owns more than 50% of the Company’s outstanding shares, the Company would be deemed a “controlled company” under NYSE rules and hence is not required to have a majority of independent directors.  Messrs. Fazio and Yu are employees of the Company and therefore have been determined by the Board to fall outside the definition of “independent director.”  Mr. Feng is employed by Unilumin and therefore has been determined by the Board to fall outside the definition of “independent director.”  Messrs. Elser and Zizza are non-employee directors of the Company and have been determined by the Board to fall within the definition of “independent director.”

The Board has determined that the Chairman of the Audit Committee, Mr. Zizza, is an “independent director” because he had no relationship with the Company other than his capacity as a member of the Board and committees thereof.  In addition, our Board has made a subjective determination as to each director and nominee that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, our Board reviewed and discussed information provided by the directors and the director nominee with regard to each director and director nominee’s business and personal activities and relationships as they may relate to us and to our management.  Our Board has concluded that Mr. Zizza satisfies the heightened audit committee independence standards set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees

Our Board has established a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.  Each committee operates under a charter approved by our Board.  Copies of each committee’s charter are posted on the Investor Relations section of our website at www.trans-lux.com.

Audit Committee

Our Audit Committee currently consists of Messrs. Yu and Zizza, with Mr. Zizza serving as chairman.  Our Board has determined that Mr. Zizza is an “audit committee financial expert” as defined in applicable SEC rules.  Our Audit Committee’s responsibilities include:

•      appointing, compensating, retaining and overseeing the work of any public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

•      reviewing and discussing with management and the external auditors our audited financial statements;

•      considering the effectiveness of our internal control system;

•      reviewing and discussing with management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures and liabilities;

•      establishing our policy regarding our hiring of employees or former employees of the external auditors and procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•      meeting independently with our external auditors and management;

•      reviewing and updating the Audit Committee Charter; and

•      preparing the Audit Committee report required by the proxy rules of the SEC.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Fazio, Yu and Zizza, with Mr. Zizza serving as chairman.  Our Compensation Committee’s responsibilities include:

•      providing guidance and periodic monitoring for all of our corporate compensation;

•      considering the effectiveness of our employee equity programs;

•      administering our stock incentive plans with respect to our executive officers and employee Board members, including the adjustment of base salary each year;

•      implementing and administering our incentive compensation programs and authorizing all awards under these incentive programs;

•      administering our employee benefit plans; and

•      approving all perquisites, equity incentive awards, special cash payments or loans made or paid to executive officers and employee Board members and assisting the Board of Directors in succession planning for executive officers.

Historically, at the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act under those programs and award bonuses thereunder.  At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act and review the overall performance of our employee benefit plans.  The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our named executive officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations.  The Compensation Committee did not engage a compensation consulting firm in fiscal year 2022.  The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors.  The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

Nominating Committee

Our Nominating Committee consists of Messrs. Fazio, Yu and Zizza, with Mr. Fazio serving as chairman.  Our Nominating Committee’s responsibilities include:

•      reviewing any stockholder nominations for directors and presenting to our Board a list of individuals recommended for nomination for election to our Board at the annual meeting of stockholders;

•      reviewing the disclosure included in our proxy statement regarding our director nomination process;

•      reviewing the composition of each Board committee and presenting recommendations for committee memberships to our Board as needed; and

•      reviewing the charter and composition of each Board committee and making recommendations to our Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

            Executive Committee

Our Executive Committee consists of Messrs. Fazio, Yu and Zizza.  Mr. Zizza is independent, meeting the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Mr. Zizza qualifies as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act.  Mr. Zizza qualifies as an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code, as amended.  Our Executive Committee’s responsibilities include:

•        providing the Chief Executive Officer of the Company with a confidential sounding board for insights and advice, and to provide the Board with a more active formal interface with management and its day to day policy and actions; and

•        exercising the powers and authority of the Board, subject to certain limitations set forth in the Company’s charter, during the intervals between meetings of the Board, when, based on the business needs of the Company, it is desirable for the Board to meet but the convening of a special board meeting is not warranted as determined by the Chairman of the Board.

It is the general intention that all substantive matters in the ordinary course of business be brought before the full Board for action, but the Board recognizes the need for flexibility to act on substantive matters where action may be necessary between Board meetings, which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board.

Directors’ Attendance at Meetings

During fiscal year 2022, the Board and each of its committees held the following meetings:

•      the Board did not hold any meetings;

•      the Audit Committee held four meetings;

•      the Compensation Committee did not hold any meetings;

•      the Nominating Committee did not hold any meetings; and

•      the Executive Committee held four meetings.

In fiscal year 2022, all directors attended 75% or more of meetings of the Board and committees on which they serve.  The Company does not have a formal policy regarding directors’ attendance at annual stockholders’ meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the annual meeting of stockholders in person, although attendance by teleconference is considered adequate.  The Company recognizes that attendance of the Board members at all meetings may not be possible and excuses absences for good cause.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions.  Mr. Zizza serves as our Chairman and Mr. Fazio serves as our Chief Executive Officer.  We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board.  We do not have a lead independent director.

Risk Oversight

Our Board of Directors and its Audit Committee are actively involved in risk management.  Both the Board and Audit Committee regularly review the financial position of the Company and its operations, and other relevant information, including cash management and the risks associated with the Company’s financial position and operations.  The Board regularly receives reports from senior management on areas of material risk to our Company, including our liquidity, operational and legal and regulatory risks.  Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management.

Nominations for Directors

Director Qualifications

The full Board is responsible for selecting persons to fill vacancies on the Board and recommending candidates for election by the stockholders.  The Board has delegated the process of considering candidates to the Nominating Committee.  In evaluating director nominees, the Nominating Committee considers director nominees on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Company’s business and willingness to devote time and effort to Board responsibilities.

In assessing potential new directors, the Nominating Committee considers individuals from various disciplines and diverse backgrounds so that the Board has a broad diversity of experience, professions, skills and backgrounds.  The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  Our Board has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Other than the foregoing, there are no specific minimum qualifications that the Nominating Committee believes that a Committee-recommended nominee to the Board must possess, although the Nominating Committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In its deliberations, the Nominating Committee is aware that our Board must have at least one director who qualifies as an “audit committee financial expert” as defined by SEC rules.  The Nominating Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Stockholder Nominations

The Nominating Committee will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating Committee.

Any stockholder who intends to nominate a director at our 2024 Annual Meeting must notify our Assistant Corporate Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with Article 5(c) of our Amended and Restated Bylaws.  In accordance with the advance notice provisions of our Amended and Restated Bylaws, to be timely, director nominations must be delivered to or mailed and received by the Assistant Corporate Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders (or January 26, 2024).  However, in the event that the date of our 2024 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by us on or before the later of (i) 90 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made.  The notice must include the information specified in our Amended and Restated Bylaws.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers.  The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Company’s website at www.trans-lux.com in the “Investor Relations” Section.  Any amendments to, or waivers from, the Ethics Code will be posted on the website.  In addition, the Board adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Stockholder Communication with the Board

The Board maintains a process for stockholders to communicate with the Board or with individual directors.  Stockholders who wish to communicate with the Board or with individual directors should direct written correspondence to our Assistant Corporate Secretary at our Company’s headquarters located at 254 West 31st Street, 12th Floor, New York, NY  10001.  Any such communication must contain:

•      a representation that the stockholder is a holder of record of our capital stock;

•      the name and address, as they appear on our books, of the stockholder sending such communication; and

•      the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Assistant Corporate Secretary will forward such communications to our Board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Assistant Corporate Secretary has the authority to discard the communication or to take the appropriate legal action regarding such communication.

2022 Director Compensation

Non-Employee Director Stock Option Plan

The Board has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 1,200 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows: a minimum of 20 stock options are granted for each director; an additional 20 stock options are granted if a director has served for five years or more; an additional 20 stock options are granted if a director has served for ten years or more; and an additional 40 stock options are granted if a director has served for twenty years or more.  Such options are exercisable at any time upon the first anniversary of the grant date.  The Company grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.

Compensation of Directors

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2022:

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Other ($)	Total ($)
Yang Liu	_	_	_	_

Salvatore J. Zizza	_	_	_	_

_________

(1)      See the “Summary Compensation Table” below for compensation details regarding Messrs. Fazio and Yu.

Certain Relationships and Related Transactions

Except as described below, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our total assets and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers and the transactions described or referred to below.

Unilumin owns 52.0% of the Company’s outstanding Common Stock.  Messrs. Fazio, Feng and Yu, each directors of the Company, are each directors and/or officers of Unilumin.  Messrs. Fazio and Yu are both executive officers of the Company, but had not yet been added to the Company’s payroll as of December 31, 2022; they had been compensated by Unilumin, with no charge to the Company.  In 2023, Messrs. Fazio and Yu were added to the Company’s payroll at annual rates of compensation of $125,000 and $26,000, respectively.  Unilumin is one of our primary LED suppliers.  The Company purchased $6.0 million of product from Unilumin in 2022.  The amount payable by the Company to Unilumin, including accounts payable, accrued interest and long-term debt, was $7.3 million as of December 31, 2022.

On April 11, 2023, the Company granted 50,000 shares of Common Stock of the Company to Mr. Fazio.  The closing share price on the date of the grant was $0.52 and there was no vesting period.  The Company recorded compensation expense of $26,000 in April 2023.

The Company has a $500,000 loan from Carlisle Investments Inc. (“Carlisle”) at a fixed interest rate of 12.00%, which matured on April 27, 2019 with a bullet payment of all principal due at such time.  Interest is payable monthly.  As of December 31, 2022 and 2021, the entire amount was outstanding and is included in current portion of long-term debt in the Consolidated Balance Sheets.  As of December 31, 2022 and 2021, the Company had accrued $300,000 and $240,000, respectively, of interest related to this loan, which are included in accrued liabilities in the Consolidated Balance Sheets.  Marco Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.

The Company has an additional $500,000 loan from Carlisle at a fixed interest rate of 12.00%, which matured on December 10, 2017 with a bullet payment of all principal due at such time (the “Second Carlisle Agreement”).  Interest is payable monthly.  As of December 31, 2022 and 2021, the entire amount was outstanding and is included in current portion of long-term debt Consolidated Balance Sheets.  As of December 31, 2022 and 2021, the Company had accrued $300,000 and $240,000, respectively, of interest related to this loan, which are included in accrued liabilities in the Consolidated Balance Sheets.  Under the Second Carlisle Agreement, the Company granted a security interest to Carlisle in accounts receivable, materials and intangibles relating to a certain purchase order for equipment issued in April 2017.

AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing our financial statements.  Our independent registered public accounting firm, Marcum LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon.  The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During 2022, the Audit Committee met regularly and held discussions with management and the independent registered public accounting firm.  During these meetings and in meetings concerning our 2022 Annual Report for the year ended December 31, 2022, the Audit Committee has:

•      reviewed and discussed the audited financial statements included in our 2022 Annual Report for the year ended December 31, 2022 with management and our independent registered public accounting firm;

•      received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence; and

•      discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the 2022 Annual Report for the year ended December 31, 2022 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements.  The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

MEMBERS OF THE AUDIT COMMITTEE

Salvatore J. Zizza, Chairman
Yantao Yu

EXECUTIVE OFFICERS

Our executive officers and their ages as of the Record Date are listed below.  Information regarding Nicholas J. Fazio, our Chief Executive Officer, and Yantao Yu, our Executive Vice President and Chief Operating Officer, is listed above under the heading “Election of Directors — Director Qualifications.”

Name	Age	Position
Nicholas J. Fazio	43	Chief Executive Officer
Yantao Yu	47	Executive Vice President and Chief Operating Officer
Todd Dupee	50	Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary
John Hammock	60	Senior Vice President and Chief Sales and Marketing Officer

Todd Dupee became Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary of the Company effective October 1, 2018.  He had been Interim Chief Accounting Officer of the Company since April 26, 2018 and Vice President of the Company since 2009.  He had previously been Controller since 2004 (except when he served as Chief Financial Officer and Interim Chief Financial Officer from December 3, 2012 to May 29, 2014) and has been with the Company since 1994.

John Hammock became Senior Vice President and Chief Sales and Marketing Officer of the Company on September 28, 2018.  He had been Chief Sales Officer since he had started with the Company in 2016.  Mr. Hammock has extensive experience in international business development and sales with Fortune 500 accounts.  Previously he was an Executive Vice President of Sales & Marketing at Niagara Streaming Media.  Mr. Hammock has held numerous high profile Senior Vice President roles in telecom, software and manufacturing companies including Newbridge Networks, Corvis and Voxpath Networks.  As Vice President of Corvis, his team’s sales efforts were responsible for $238 million during the two-year period preceding a successful $1.6 billion IPO.  He has received numerous President Club and Circle of Excellence awards.

EXECUTIVE COMPENSATION

Our named executive officers for 2023 (collectively, our “Named Executive Officers”) were as follows:

Name	Title
Nicholas J. Fazio (1)	Chief Executive Officer
Yantao Yu	Executive Vice President and Chief Operating Officer
Todd Dupee	Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary
John Hammock	Senior Vice President and Chief Sales and Marketing Officer

Summary Compensation Table

The following table provides certain summary information for the last two fiscal years of the Company concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and the Company’s two most highly compensated executive officers other than the Chief Executive Officer, during the years ended December 31, 2022, 2021 and 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Compensation ($)	All Other Compensation ($)(1)	Total ($)

Nicholas J. Fazio(2)	2022	-	-	-	27,175	-	-	27,175
Chief Executive Officer	2021	-	-	-	-	-	-	-
	2020	-	-	-	-	-	-	-

Yantao Yu (2)	2022	-	-	-	27,175	-	-	27,175
Executive Vice President and	2021	-	-	-	-	-	-	-
Chief Operating Officer	2020	-	-	-	-	-	-	-

Todd Dupee	2022	151,591	-	-	10,870	-	6,000	168,461
Senior Vice President, Chief	2021	146,333	-	-	-	-	6,000	152,333
Accounting Officer and Assistant	2020	155,196	-	-	-	-	6,000	161,196
Corporate Secretary

John Hammock	2022	208,394	-	-	13,588	-	-	221,982
Senior Vice President and	2021	182,434	-	-	-	-	-	182,434
Chief Sales and Marketing Officer	2020	191,402	-	-	-	-	-	191,402

 _________

(1)      See “All Other Compensation” below for further details.

(2)      Mr. Fazio and Mr. Yu were compensated directly by Unilumin until December 31, 2022.

All Other Compensation

During 2022, 2021 and 2020, “All Other Compensation” consisted of director fees and other items.  The following is a table of amounts per named individual:

			All Other Compensation ($)	Total All Other Compensation ($)
		Director and/or Trustee Fees ($)

Name	Year

Nicholas J. Fazio	2022	-	-	-
	2021	-	-	-
	2020	-	-	-

Yantao Yu	2022	-	-	-
	2021	-	-	-
	2020	-	-	-

Todd Dupee	2022	-	6,000	6,000
	2021	-	6,000	6,000
	2020	-	6,000	6,000

John Hammock	2022	-	-	-
	2021	-	-	-
	2020	-	-	-

(1)            Other consists of vehicle allowance for Mr. Dupee.

Stock Option Plans and Stock Options

2012 Long-Term Incentive Plan

The Company has adopted the 2012 Long-Term Incentive Plan to allow for an aggregate of 200,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Company’s Board on July 2, 2010, with amendments adopted by the Company’s Board on December 21, 2011, and approved by the Company’s stockholders at the 2012 annual meeting of stockholders held on June 26, 2012.

On March 28, 2022, the Company granted 50,000 stock options each to Messrs. Fazio and Yu to purchase shares of Common Stock of the Company at an exercise price of $0.40 per share, which became vested on March 28, 2023.

There were no grants of Common Stock in 2022.  On April 10, 2023, the Company granted 50,000 shares of Common Stock to a certain director and executive management team member.  The closing share price on the date of the grant was $0.52 and there was no vesting period.  The Company recorded compensation expense of $26,000 in April 2023.

Defined Benefit Pension Plan

In 2022, the Company made the minimum required contributions to its pension plan of $138,000.  There are no minimum required contributions owed to the pension benefit plan in 2023.  See the Company’s 2022 Annual Report on Form 10-K for additional information on the Company’s defined benefit pension plan.

The Company’s defined benefit pension plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $305,000 is the legislated annual cap on determining the final average annual salary and $265,000 is the maximum legislated annual benefit payable from a qualified pension plan.

Outstanding Equity Awards at Fiscal Year-End 2022

            There were no unexercised options held by any of our Named Executive Officers at December 31, 2022.

Employment Agreements & Severance Benefits

There are no employment agreements with any executive officers of the Company.

Potential Payments Upon Severance or Change in Control

There are no potential payments due to executive officers of the Company upon severance or Change in Control.

PAY VERSUS PERFORMANCE DISCLOSURE

The following table presents, for each of the two most recent years:

•        total compensation, as calculated in the Summary Compensation Table (“SCT”), for our CEO (“Principal Executive Officer” or “PEO”) and an average for our other Named Executive Officers (“Non-PEO NEOs”);

•        compensation actually paid (“CAP”) to the PEO and Non-PEO NEOs, an SEC prescribed calculation which adjusts total compensation for the items described below and which does not equate to realized compensation;

•        our cumulative total shareholder return since the last trading day before the earliest year presented; and

•        our net income.

Pay Versus Performance Table

Included in the table below is the annual compensation paid to our executives and our financial performance for each of the three previous years.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (3)	Value Based on $100 Investment in Common Stock on 12/31/19 (4)	Net Income (Loss) in thousands
2022	$27,175	$ -	$139,206	$121,995	$114	$ 323
2021	$ -	$ -	$111,589	$111,589	$149	$(4,968)
2020	$ -	$ -	$117,533	$117,533	$ 51	$(4,843)

(1)         Total compensation, as disclosed in the Summary Compensation Table above, for Mr. Fazio, our Principal Executive Officer (“PEO”).

(2)         Average total compensation, as disclosed in the Summary Compensation Table above, for Messrs. Yu, Dupee and Hammock, our non-PEO Named Executive Officers.

(3)         Excludes non-cash compensation (i.e. Option Awards).

(4)         The value is based on a fixed investment of $100 in our Common Stock measured from the market close on December 31, 2019 (the last trading day of 2019) through and including the end of the fiscal year for each year reported in the table.

Our Board and Compensation Committee generally seek to align the interests of stockholders with our named executive officers by incentivizing long-term performance through the use of short-term cash or stock option incentives.  Therefore, we do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year and the Compensation Committee did not consider this information in making its executive compensation decisions.  Instead, our executives were paid in 2022, 2021 and 2020 based on the achievement of annual corporate goals, which are focused on revenue growth and adjusted EBITDA generation.  Adjusted EBITDA is a non-GAAP financial metric to encourage activities that support long-term performance of total stockholder return, our executives are compensated from time to time with service-based restricted stock units or stock options to ensure that their interests are aligned with those of our stockholders.  In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

The Company does not only look to net income (loss) as a performance measure for its executive compensation program but also looks at other financial metrics, such as strategic objectives, revenue growth and adjusted EBITDA (which is a non-GAAP number) to evaluate the Company’s performance.  From 2021 to 2022, the Company went from having a net loss of $5.0 million to having net income of $323,000 (which included an extraordinary gain $824,000). Without the extraordinary gain, the Company would have had a net loss of $501,000 in 2022.  Compensation actually paid for both our PEO and non-PEO NEOs increased between 2021 and 2022.  The increase in compensation actually paid to our named executive officers from 2022 over 2021 generally reflects stock option bonuses for the achievement of strategic objectives. The increase in compensation actually paid to our named executive officers compared to the summary compensation table primarily relates to the increase in revenues as compared to prior years.

Compensation Actually Paid and Cumulative TSR

We utilize several performance measures to align executive compensation with the Company’s performance, but historically have not used financial performance measures such as total shareholder return (“TSR”).  As described under the Narrative to Summary Compensation Table section of this Proxy Statement, part of the compensation our NEOs may be granted are equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals.  The Board believes that the key performance measurements are certain strategic objectives, recurring revenue growth and adjusted EBITDA generation, and we align our performance metrics and payment of incentives to our NEOs based on these metrics, which the Company believes are the primary drivers that would impact the Company’s enterprise valuation and therefore, ultimately, total stockholder return.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of the Record Date by:

•      each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding capital stock;

•      each of our named executive officers;

•      each of our directors and the director nominee; and

•      all of our directors and executive officers as a group.

The following table lists the applicable percentage beneficial ownership based on 13,496,276 shares of Common Stock outstanding as of the Record Date.  Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power or investment power with respect to the securities held.  Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.  Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Trans-Lux Corporation, 254 West 31st Street, 12th Floor, New York, NY  10001.

Name, Status and Mailing Address	Number of Shares Beneficially Owned	Percent Of Class (%)
5% Stockholders:
Unilumin North America, Inc. 254 West 31st Street New York, NY 10001	7,485,892	(1)	53.5
Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1434	4,172,500	(2)	30.9
Non-Employee Directors:
Marco Elser	241,189		1.8
Jie Feng	-	(3)	*
Salvatore J. Zizza	624,970	(4)	4.5

Named Executive Officers or Employee Directors:
Todd Dupee	60,000	(5)	*
Nicholas J. Fazio	7,585,892	(3) (5)	54.0
John Hammock	35,000	(5)	*
Yantao Yu	50,000	(3) (5)	*
All directors and executive officers as a group	8,597,051		58.7

_____________________

* Represents less than 1% of total number of outstanding shares.

(1)     Unilumin owns 6,985,892 shares, which is 51.8% of our outstanding shares.  The stock ownership and percentage reflected in the above table also includes warrants to purchase 500,000 shares.

(2)     Based on Schedule 13D, as amended, dated November 25, 2020 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has beneficial ownership of such shares.  Based on such Schedule 13D amendment and Schedule 13G dated January 17, 2023, Gabelli Funds, LLC beneficially owns 1,625,000 shares of Common Stock, GAMCO Asset Management Inc. beneficially owns 102.500 shares of Common Stock and Teton Advisors, Inc. beneficially owns 2,365,000 shares of Common Stock.

(3)     Mr. Fazio is Director and Chief Executive Officer of Unilumin North America Inc., which owns the 6,985,892 shares, so he may be deemed a beneficial owner of the shares owned by Unilumin North America Inc.  Mr. Fazio has no pecuniary interest in these shares and disclaims any beneficial interest.  The share ownership with respect to Messrs. Liu and Yu does not include the shares held by Unilumin North America Inc.

(4)     Mr. Zizza disclaims any interest in the shares set forth in footnote 2 above.  This includes warrants to purchase 499,970 shares.

(5)     The share ownerships with respect to Messrs. Fazio, Yu, Hammock and Dupee include stock options to purchase 50,000, 50,000, 25,000 and 20,000 shares, respectively.

(6)     See footnotes 3, 4 and 5 above.

Equity Compensation Plan Information
December 31, 2022	Securities to be issued upon exercise	Weighted average exercise price	Securities available for future issuance
Equity compensation plans approved by stockholders	-	-	800

DELINQUENT SECTION 16(A) REPORTS

The Company’s executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the SEC.  Copies of those reports must also be furnished to the Company.  Based solely on a review of the copies of reports furnished to the Company for the year ended December 31, 2022, John Hammock and Jie Feng still needed to make their Form 3 filings.  All of the Company’s other executive officers, directors and 10% stockholders have complied with the Section 16(a) filing requirements.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.  The Audit Committee is asking the stockholders to ratify this appointment.  The affirmative vote of a majority of the votes cast at the 2021/2022/2023 Annual Meeting, either in person or by proxy, is required to ratify the selection of Marcum LLP.

Stockholder ratification of the appointment of Marcum LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or other applicable legal requirements.  However, the appointment of Marcum LLP is being submitted to the stockholders for ratification.  If the stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection of Marcum LLP, but will not be required to select another auditor.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the Company and our stockholders.

Representatives of Marcum LLP may be present at the 2021/2022/2023 Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit Fees: Marcum audit fees were $180,000 in 2022, $180,000 in 2021 and $189,000 in 2020.  Marcum audit fees include fees and expenses associated with the annual audit of the Company’s financial statements.

Audit-Related Fees: Marcum did not provide any audit-related serviced services in 2022, 2021 or 2020.

Tax Fees: Marcum did not provide any tax services in 2022, 2021 or 2020.

All Other Fees: Marcum did not provide any non-audit services in 2022, 2021 or 2020.

Pre-Approval Policies and Procedures

Our Audit Committee must provide advance approval for all audit and non-audit services, other than de minimis non-audit services.  Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm.  The full Audit Committee then serving pre-approved all services provided by Marcum LLP in fiscal year 2022.

The ratification of the Company’s selection of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2023 requires the affirmative vote of a majority of the votes cast at the 2021/2022/2023 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

RATIFICATION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2023.

STOCKHOLDER PROPOSALS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2024 Annual Meeting must submit the proposal to us no later than January 4, 2024 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.  Any such proposal must be sent in writing to the Assistant Corporate Secretary of the Company at 254 West 31st Street, 12th Floor, New York, NY  10001.

Stockholders who desire to present a proposal not for inclusion in the Company’s proxy materials but for action upon at our 2024 Annual Meeting, such notice must be received not less than thirty (30) days prior to the date of our 2024 Annual Meeting.  The Company’s Amended and Restated Bylaws specify the procedure for stockholders to follow in order to bring business before, or nominate directors for election at, an annual meeting of stockholders.  A stockholder who wants to nominate a person for election as a director or propose business to be considered at an annual meeting of stockholders must deliver a written notice, by certified mail, to the Company’s Corporate Secretary.  Such notice must be received at least 120 days prior to the anniversary date of the prior year’s annual meeting of stockholders.  The notice must set forth the information required by the Company’s Amended and Restated Bylaws and should be sent to our Corporate Secretary in writing at 254 West 31st Street, 12th Floor, New York, NY  10001 of such intent in a timely manner in accordance with our Amended and Restated Bylaws.  A copy of our Amended and Restated Bylaws is available upon request from our Corporate Secretary.

OTHER MATTERS

Management knows of no other matters to be brought before the 2021/2022/2023 Annual Meeting.  However, if any other matters do properly come before the 2021/2022/2023 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, DC  20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
254 West 31st Street, 12th Floor
New York, NY  10001
Attn: Investor Relations
Phone: (800) 243-5544

You can also read the proxy statement and the 2022 Annual Report at the following website: http://proxystatements.trans-lux.com/.

* * * *

It is important that you vote promptly to avoid unnecessary expense.  Please vote by telephone or internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or internet voting procedures described on the proxy card.

By Order of the Board of Directors,

/s/ Todd Dupee

Todd Dupee

Assistant Corporate Secretary and Chief Accounting Officer

May 3, 2023

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

Trans-Lux Corporation

2021/2022/2023 ANNUAL MEETING OF Stockholders

MAY 25, 2023  9:30 a.m., local time

This Proxy is Solicited On Behalf Of The Board Of Directors

PLEASE SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

PROXY

PLEASE MARK YOUR VOTE LIKE THIS  ☒

THE BOARD OF DIRECTORS RECOMMENDS:  A VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION, A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS, A VOTE FOR THE ELECTION OF THE LISTED NOMINEE AND A VOTE FOR PROPOSAL 3.

1(a).  Approve the advisory resolution on executive compensation.

                                        FOR ☐                    AGAINST ☐                         ABSTAIN ☐

1(b).                      Approve the advisory resolution on the frequency of future advisory votes on executive compensation.

                                        THREE YEARS ☐            TWO YEARS ☐            ONE YEAR ☐            ABSTAIN ☐

2.       Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

Nominees:	š	Marco Elser
	š	Salvatore J. Zizza
	š	Nicholas J. Fazio
	š	Yantao Yu
	š	Jie Feng

INSTRUCTIONS:              To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

3.       To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

                                        FOR ☐                    AGAINST ☐                         ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE ACT PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature _______________________   Signature if held jointly ____________________   Date ___________, 2023

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE TRANS-LUX CORPORATION

MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2023

Our proxy materials relating to our 2021/2022/2023 Annual Meeting

(Notice of Meeting, Proxy Statement, Proxy and 2022 Annual Report to

Stockholders on Form 10-K) are also available on the internet.

Please go to http://proxystatements.trans-lux.com/

to view and obtain proxy materials online.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TRANS-LUX CORPORATION

The undersigned stockholder of Trans-Lux Corporation, a Delaware corporation (the “Company”), hereby appoints Yantao Yu and Todd Dupee, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2021/2022/2023 Annual Meeting of the Stockholders to be held at 9:30 a.m., local time, on Thursday, May 25, 2023 (the “Annual Meeting”) at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, NY  10019, and any adjournments or postponements thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card become unable to serve.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.  THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THEIR DISCRETION.